Repurchase agreements	12 Months Ended
Dec. 31, 2025
Repurchase Agreements
Repurchase agreements

21. Repurchase agreements

	2025	2024
Repurchase agreements
Government bonds and receivables	783,837	308,583

On December 31, 2025 the Group has US$783,837 (US$ 308,583 as of December 31, 2024) in repurchase agreements using mainly government bonds as collateral. These agreements are mainly executed with overnight maturities, although some instruments have short-term maturities (up to 3 months). The average fixed rate is 14.38% per year as of December 31, 2025 (as of December 31, 2024 the average fixed rate was 12.1% per year) and the government bonds that are pledged as collateral are classified as fair value through other comprehensive income on note 12. As of December 31, 2025 the fair value of the securities pledged to repurchase agreement is US$747,531 (US$309,225 as of December 31, 2024). Additionally, the Group also uses other receivables as underlying collateral in repurchase agreement operations. As of December 31, 2025, the balance of receivables pledged as collateral amounted to US$95,558 (as of December 31, 2024 the balance was zero). These other receivables are presented in note 16.

Changes to repurchase agreement are as follows:

	2025	2024	2023

Balance at beginning of the year	308,583	210,454	197,242
New obligations	200,604,295	181,750,640	70,527,530
Payments - principal	(200,184,752)	(181,586,958)	(70,531,469)
Payments - interest	(124,272)	(74,096)	(33,739)
Interest accrued	128,614	74,096	33,739
Effect of changes in exchange rates (OCI)	51,369	(65,553)	17,151
Balance at the end of the year	783,837	308,583	210,454